Exhibit 10.2

SECURITY AGREEMENT

This Security Agreement dated Octobr 31, 2025, is executed by Dawson Geophysical Company and Dawson Operating LLC, jointly and severally (“Debtor”) whose principal office (or residence) address is 508 West Wall Street, Suite 800, Midland, TX 79701, in favor of Equify Financial, LLC (“Secured Party”) whose address is 6500 West Freeway, Suite 900, Fort Worth, TX 76116.

1. To secure the payment and performance of all indebtedness, obligations and liabilities of Debtor to Secured Party of whatever kind, whether previously, contemporaneously, or subsequently incurred or created, whether direct or acquired from third parties, whether contingent or fixed, and whether of the same or different classes (including, without limiting the generality of the foregoing, all indebtedness, obligations and liabilities arising out of or relating to (i) advances, payments, loans, endorsements, guaranties, extensions of credit, financial accommodations and/or benefits granted or extended by Secured Party to or for the account of Debtor, (ii) notes, security agreements, lease agreements, rental agreements, installment sale contracts, bailment agreements, guaranties, and/or any other present or future agreements between Debtor and Secured Party, and/or (iii) expenses, charges, commissions and/or interest owing by Debtor to Secured Party or chargeable to Debtor by Secured Party), and all extensions, renewals and/or modifications of the foregoing (collectively, the "Obligations"), Debtor does hereby assign, transfer, pledge and grant to Secured Party a security interest/lien in/upon all property listed on any Schedule to this Agreement including but not limited to any Security Deposit which might be required pursuant to a Security Deposit Addendum (collectively the  “Property”), and in all goods, inventory, equipment, accounts, accounts receivable, documents, instruments, chattel paper, contract rights, general intangibles, investment property, securities entitlements, deposit accounts, fixtures and other property, wherever located, now or hereafter belonging to Debtor or in which Debtor has any interest, and in all proceeds, insurance proceeds, substitutions, replacement parts, additions and accessions of and/or to all of the foregoing (collectively, including the Property, the "Collateral"). Debtor and Secured Party acknowledge that Secured Party may (but shall not be obligated to) make future loans or extensions of credit to or guaranteed by Debtor, refinance existing Obligations of or guaranteed by Debtor, or purchase from third parties loans or indebtedness of or guaranteed by Debtor, and Secured Party and Debtor agree that the Collateral shall be security for any and all such indebtedness.

2. Cross-Default Cross-Collateralization:  This Loan shall be cross-defaulted and cross-collateralized with all other loans that Borrower shall have from Lender (or any subsidiary or affiliated entity of Lender) during the term of this Loan, whether existing as of the date of this Agreement subsequently made. A default under any of the above-described loans shall constitute a Default under this Loan. A Default under this Loan shall constitute a Default under the above-described other loans. To the extent not prohibited by applicable law, if Lender, at its option, avails itself of this cross-collateralization/cross-default provision, Lender shall have the option to pursue its remedies in any combinations and against any or all of Lender's security for the aforesaid loans, whether successively, concurrently, or otherwise.

3. Debtor hereby represents and warrants to Secured Party and covenants and agrees with Secured Party as follows: (a) All information supplied and statements made to Secured Party by or on behalf of Debtor relating to the Obligations or the Collateral are and shall be true, complete and accurate, whether supplied or made prior to, contemporaneously with or subsequent to the execution of this Agreement; (b) Debtor has good and marketable title to the Collateral, free and clear of any liens, security interests or encumbrances of any kind or nature whatsoever (except any claimed by Secured Party) and Debtor will warrant and defend the Collateral against all claims; (c) all Collateral listed on any Schedule to this Agreement is in Debtor's possession at the location shown above, unless a different location for a particular item is disclosed (i) on a certificate acknowledging delivery and acceptance thereof or (ii) on such Schedule, and shall at all times remain in Debtor’s possession and control; (d) Debtor shall not change (i) its name, (ii) the location of any Collateral, or (iii) the location of (as applicable) Debtor's residence, principal place of business, executive office or the place where Debtor keeps its business records, without thirty (30) days prior written notice to Secured Party; (e) Debtor has full, unrestricted and lawful power and authority to sell and assign the Collateral, to grant Secured Party a security interest/lien therein/thereon as herein provided and to execute and perform this Agreement and all other instruments and agreements executed by Debtor in favor of Secured Party; (f) if an organization, Debtor is: (i) duly formed, organized, validly existing and in good standing in the state of its organization, (ii) duly qualified and in good standing in every jurisdiction where the nature of its business requires it to be so qualified, and (iii) authorized by all requisite action of its stockholders, directors, partners, members and/or managers to execute, deliver and perform this Agreement; (g) Debtor shall cause Secured Party to have a security interest and lien in/upon the Collateral which at all times shall be duly perfected, enforceable and superior to any liens, encumbrances and interests other than Secured Party's, and Debtor shall not permit the Collateral or any portion thereof to be removed from the Continental United States, nor to be or become subject to any lien or encumbrance of any kind or nature whatsoever (except in favor of Secured Party), nor shall Debtor sell, pledge, grant any security interest in, encumber, assign, rent, lease, lend, destroy or otherwise transfer or dispose of, or permit the filing of a financing statement with respect to (except in favor of Secured Party) any Collateral, nor shall Debtor guarantee any obligation of any other person or entity except in favor of Secured Party, without the prior written consent of Secured Party in each instance; (h) Debtor shall comply (to the extent necessary to protect the Collateral and Secured Party's interest therein) with the provisions of all leases, mortgages, deeds of trust or other contracts affecting any premises where any Collateral is or may be located and with any rules, laws, orders, ordinances or statutes of any state, county, municipality or other authority having jurisdiction relating to such premises and/or the conduct of business thereon and/or use thereof; (i) Debtor shall, at Debtor's sole cost and expense, keep and maintain all Collateral in good condition and repair, and shall use and maintain the Collateral in accordance with all applicable manufacturer’s specifications and warranties; (j) all Collateral shall at all times remain personalty and shall not become part of any realty to which it may be attached so that Secured Party shall have the unrestricted right (subject only to the terms of this Agreement) to remove all or any portion thereof from any premises where it may be located, and Debtor will obtain and deliver to Secured Party (in a form acceptable to Secured Party) waivers from all landlords, mortgagees and owners of such premises; (k) Debtor shall (at Debtor's expense) upon request by Secured Party, obtain, execute and deliver all assignments, certificates, financing statements or other documents, give further assurances and do all other acts and things as may be necessary to fully perfect Secured Party's interest in the Collateral and to protect, enforce or otherwise effectuate the terms of this Agreement; and (l) Secured Party has no obligation to lend or advance funds unless and until all representations, warranties, conditions and requirements contained herein have been satisfied including without limitation receipt by Secured Party of proof of ownership of the Collateral satisfactory to Secured Party in its sole discretion, and any applicable subordinations and/or lien releases as may be required by, and in a form acceptable to, Secured Party in its sole discretion. Debtor hereby irrevocably designates and appoints Secured Party as Debtor's agent and attorney-in-fact to sign and deliver all such assignments, certificates, financing statements and other documents necessary to perfect, protect, continue and/or enforce Secured Party's interest in the Collateral and to file same with the appropriate office(s). Debtor hereby authorizes Secured Party to file one or more financing statements in all appropriate locations.

4.  Errors and Omissions.  In the event any of the Loan Documents contains any typographical errors or misstate or inaccurately reflect the true and correct terms and provisions of the Loan and said misstatement or inaccuracy is due to mistake on the part of Lender and/or any Loan Party or simple clerical error, or if any essential documents are not included with the legal instruments which evidence, secure or guarantee the Loan, or if through error, oversight or omission of Lender or any third party there exists an error or omission in any documentation arising, existing, or created by or in connection with any aspect of Lender’s underwriting, processing, documenting or the closing the Loan, or if any deficiency in any such documentation exists with respect to any requirements of any present or future actual investor in the Loan, or if any of the Loan Documents, signed by any Loan Party is lost, misplaced, transferred by mistake or error, damaged or destroyed before the Loan is paid in full, or if any of the Loan Documents contains blanks or incomplete dates or recording references then in any such event, each Loan Party hereby agrees that, for those necessary corrections of such error, misstatement, inaccuracy, deficiency or omission which is material to this loan, the Loan Parties agree to execute such new, additional or replacement documents and instruments and initial such corrected original documents and take such steps as Lender may deem necessary to remedy the same.  Should the aforementioned error, misstatement, inaccuracy, deficiency or omission not be material or else an obvious error or be a correction necessary for the sake of convenience, the Loan Party hereby grants power of attorney to and authorizes the Lender to make such corrections on the Loan Party’s behalf.  Initial_______

5.  Debtor hereby acknowledges the validity of and affirms all of the Obligations, agrees that they are and shall be secured by this Agreement and absolutely and unconditionally promises and agrees to punctually and fully pay and perform all Obligations. Debtor shall pay to Secured Party on demand, on any installment of the Obligations not fully paid prior to the tenth day (or such longer period as required by law) after its due date, a late charge equal to the maximum percentage of such overdue installment legally permitted as a late charge, not to exceed five percent (5%); and after maturity of the entire unpaid indebtedness (whether by acceleration or otherwise) of any one or more of the Obligations, Debtor shall pay, on demand, interest on such matured indebtedness (excluding unpaid late charges) at the maximum lawful daily rate, but not to exceed 0.0666% per day, until paid in full.

6.  Debtor shall insure the Collateral against all risks of loss or damage from every cause (including without limitation fire, theft, vandalism, accident, flood, earthquake and extended coverage) for not less than the full replacement value as determined by Secured Party in its sole discretion, and shall carry liability and property damage insurance covering the Collateral. All insurance shall be in form and amount and with licensed, solvent companies approved by Secured Party, and shall name Secured Party as sole loss payee. Debtor shall pay the premiums therefor and deliver said policies or duplicates to Secured Party. Each insurer shall agree by endorsement upon the policy or policies issued by it or by independent instrument furnished to Secured Party to give Secured Party 30 days prior written notice before the policy shall be modified or canceled and that Secured Party’s coverage shall not be diminished or invalidated by any negligence, act or omission of Debtor. The proceeds of such insurance, at the option of Secured Party, shall be

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applied toward the replacement or repair of the Collateral or toward payment of the Obligations. Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact and agent to make claim for, adjust, compromise, settle, receive payment of, and to sign all documents, checks and/or drafts in payment of or relating to any claim for loss of or damage to the Collateral and for any returned premiums. If any required insurance expires, is canceled or modified, or is otherwise not in full force and effect, Secured Party may but need not obtain replacement insurance. Secured Party may but need not pay the premiums for insurance and/or replacement insurance and the amount of all premiums so paid by Secured Party shall be added to Debtor's obligations hereunder and shall be reimbursed to Secured Party on demand together with interest thereon at the maximum lawful daily rate, not to exceed 0.0666% per day (but only to the extent permitted by law) from the date paid by Secured Party until fully reimbursed by Debtor.

7. Secured Party shall have the right, at any reasonable time, to inspect all or any portion of the Collateral and/or Debtor's books and records. Debtor shall assist Secured Party in making any such inspection and Debtor shall reimburse Secured Party for its costs and expenses of making up to four such inspections per year. Upon request, Debtor shall, from time to time, furnish a current financial statement to Secured Party in form and content satisfactory to Secured Party, and shall provide annual certified financial statements within five (5) days of Secured Party's request therefor.

8.  GPS Installation.  If not already equipped or installed in Vehicle, you agree to permit us to install a device into Vehicle that allows us to track the location of the Vehicle. This device is designed to protect us until you have paid and performed your obligations under the Contract, our lien has been released from the Vehicle and we have removed the Device from the Vehicle. Installation of the device is required as a condition of approving extension of credit to you and is installed for our protection only. The device is not being sold with the Vehicle. The device and all information we receive from the vehicle remain our sole property. You agree to allow us to remove the device from the vehicle (which we will do at no cost to you) after you have fully paid and performed your obligations under the Contract. If you fail to allow us to remove the Device from the Vehicle after you have fully paid and performed your obligations under the Contract or at such earlier time as we specify, you agree that we will not be liable for, and you agree to hold us harmless from and against, any and all loss, damage, or injury resulting from any activation or malfunction of the device. You agree not to alter, disconnect, misuse or otherwise tamper with the Device. Any such tampering may be considered an event of Default.  You agree that we will not be liable for any damage to the vehicle caused by tampering with, or the unauthorized removal of the Device.  You agree to assist us in troubleshooting issues with the device if they arise so that it remains operational which might include returning to the dealership for maintenance, repair, or replacement.

9. If Debtor shall fail to fully and timely pay, perform and fulfill any of its Obligations, covenants or agreements to or with Secured Party and/or if Debtor shall breach any of its warranties to Secured Party under this Agreement or otherwise, Secured Party shall have the option, in its sole discretion and without any obligation, to pay, perform, fulfill or cause the payment, performance or fulfillment of same on behalf of Debtor; and all costs and expenses incurred by Secured Party in connection therewith (including but not limited to attorneys' fees, bond premiums, court costs, costs of retaking, storing, preserving, selling and/or realizing on any Collateral) shall be added to the Obligations hereby secured and shall be payable by Debtor to Secured Party upon demand together with interest thereon at the maximum lawful daily rate, not to exceed 0.0666% per day (but only to the extent permitted by law), from the date advanced by Secured Party until fully repaid. Secured Party shall have no obligation to make any demand upon or give any notice to Debtor prior to the exercise of any of its rights under this paragraph; and neither the exercise nor the failure to exercise any such rights by Secured Party shall relieve Debtor of any default or constitute a waiver of Secured Party's right to enforce strict compliance with the terms of this Agreement at any time.

10. Debtor assumes all liability and risk of loss and agrees to defend, indemnify and hold Secured Party harmless from and against all claims, liabilities, causes of action and damages of any kind, including but not limited to injury to or death of any person(s) and for loss, damage or destruction of any property and for any fines, penalties, costs, expenses and charges in any way arising out of or related to the Obligations, this Agreement, the Collateral or its use, possession, storage, maintenance, repair, transportation or operation (including without limitation all costs and expenses of investigation, all attorneys' fees, court costs, arbitration expenses and costs, and all special, consequential, compensatory and punitive damages). Debtor, at its own cost and expense, shall use, operate, maintain, repair, transport and store the Collateral in a safe and careful manner in compliance with all applicable laws, rules and regulations (including without limitation those regulating hazardous substances, the environment and public health or safety), industry standards, insurance requirements and manufacturer's specifications and service bulletins. Debtor also assumes and agrees to indemnify, pay and hold harmless Secured Party and its directors, officers, employees and agents from all expenses, losses, costs, claims, actions, causes of action, damages of any kind, liabilities, expenses and attorney’s fees that Secured Party may incur or sustain in obtaining or enforcing payment or performance of any of the Obligations or exercising its rights and remedies under this Agreement or in connection with any action, proceeding or appeal arising out of or related to this Agreement, the Obligations and/or the Collateral, whether brought by Debtor or any third party. The obligations of Debtor under this paragraph shall survive termination of this Agreement.

11. If any Event of Default exists, Secured Party without notice or demand may do one or more of the following, in any order, and such remedies shall be cumulative (none of which shall be exclusive but each is in addition to any other remedy available to Secured Party): (a) Secured Party may accelerate the maturity of the Obligations and declare same to be at once due and payable whereupon they shall be immediately due and payable; (b) Secured Party may require Debtor to pay all accrued interest, late charges, collection charges, reimbursement for any and all expenses incurred by Secured Party in enforcing any of the Obligations or this Agreement and reasonable attorneys’ fees; (c) Secured Party may require Debtor to deliver any or all of the Collateral at Debtor’s expense to such place or places as Secured Party may designate;(d) Secured Party may repossess/take possession of any or all of the Collateral wherever found, voluntarily or involuntarily, without notice, demand or legal process (Debtor, if permitted by applicable law, hereby waiving any right to notice or a hearing), and Secured Party may enter the premises where any or all Collateral are located and disconnect, render unusable, and remove any or all Collateral without liability to Debtor arising out of such entry, taking of possession or removal, and may use such premises without charge to store or show the Collateral for sale or other disposition; (e) Secured Party may sell the Collateral by public or private sale, hold, retain the Collateral in full or partial satisfaction of the indebtedness due to Secured Party, or otherwise dispose of the Collateral in any manner it chooses, free and clear of any claims or rights of Debtor; and/or (f) Secured Party may sue to enforce Debtor’s performance hereof, or may exercise any other right or remedy then available to Secured Party permitted at law or in equity whether or not stated herein. Failure or delay on the part of Secured Party to exercise any right or remedy hereunder shall not operate as a waiver thereof. Debtor agrees that any public or private sale shall be deemed commercially reasonable (i) if notice of any such sale is mailed to Debtor (at the address for Debtor specified herein) at least ten (10) days prior to the date of any public sale or after which any private sale will occur; (ii) if notice of any public sale is published in a newspaper of general circulation in the county where the sale will occur at least once within the ten (10) days prior to the sale; (iii) whether the items are sold in bulk, singly, or in such lots as Secured Party may elect; (iv) whether or not the items sold are in Secured Party's possession and present at the time and place of sale; and (v) whether or not Secured Party refurbishes, repairs or prepares the items for sale. Secured Party may be the purchaser at any public sale. In all cases, Debtor shall be liable for any deficiency due and owing to Secured Party after any public or private sale, plus all costs, expenses and damages incurred by Secured Party including but not limited to all legal fees whether or not suit is filed, allocable costs of in-house counsel, costs related to the repossession, conditioning and disposition of the Collateral, and all incidental and consequential damages. No action taken by Secured Party shall release Debtor from any of its obligations to Secured Party. Debtor acknowledges and agrees that in any action or proceeding brought by Secured Party to obtain possession of any Collateral, Secured Party shall be entitled to issuance of a writ or order of possession (or similar legal process) without the necessity of posting a bond, security or other undertaking which is hereby waived by Debtor and if Debtor contests Secured Party's right to possession of any Collateral in any action or proceeding Debtor shall post a bond (issued by a national insurer authorized to issue such bonds in the jurisdiction of such action or proceeding) in an amount equal to twice the amount in controversy in such action or proceeding or twice the amount of Debtor's unpaid obligations to Secured Party, whichever is less. The proceeds of any sale shall first be applied to the costs and expenses of Secured Party including but not limited to recovering, transporting, storing, refurbishing, and/or selling the items sold, attorneys' fees, court costs, bond and insurance premiums, advertising, postage and publishing costs, and sales commissions. Secured Party may without prior notice to or demand upon Debtor and with or without the exercise of any of Secured Party's other rights or remedies, apply toward the payment of Debtor's obligations (at any time owing to Secured Party) any checks, drafts, notes, balances, reserves, accounts and sums belonging to or owing to Debtor and coming into Secured Party's possession and for such purpose may endorse Debtor's name on any instrument or document payable to Debtor (whether for deposit, collection, discount or negotiation). Without notice to Debtor, Secured Party may make such applications or change applications of sums previously paid and/or to be paid to Secured Party, to such Obligations as Secured Party in its sole discretion may choose. The exercise or partial exercise of any remedy shall not be construed as a waiver of any other remedy nor constitute an election of remedies.

12. Protest and all demands and notices of any action taken by Secured Party under this Agreement, or in connection with any Collateral, except as otherwise provided in this Agreement, are hereby waived by Debtor, and any indulgence of Secured Party, substitution for, exchange of or release of any person liable on the Obligations is hereby consented to. Debtor waives notice of the creation, advance, increase, existence, extension or renewal of, and of any indulgence with respect to, the Obligations; waives presentment, demand, notice of dishonor, and protest; waives notice of the amount of the Obligations outstanding at any time, notice of any change in financial condition of any person liable for the Obligations or any part thereof, notice of any Event of Default, and all other notices respecting the Obligations; and agrees that maturity of the Obligations or any part thereof may be accelerated, extended or renewed one or more times by Secured Party in its sole discretion, without notice to Debtor. In performing any act under this Agreement or any of the Obligations, time shall be of the essence and Secured Party's acceptance of partial or delinquent payments or performance, or failure or delay to exercise any right or remedy, shall not be a waiver of any obligation of Debtor or right of Secured Party nor constitute a waiver of any subsequent default.

13. This Agreement, Secured Party's rights hereunder and/or any of the Obligations may be assigned from time to time by Secured Party, and in any such case the assignee shall be entitled to all of the rights, privileges and remedies herein granted to Secured Party; and Debtor hereby waives and agrees not to assert against any assignee any defense,

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setoff, claim, recoupment or counterclaim Debtor may have against Secured Party or any prior assignee. Debtor shall not assign this Agreement nor any of Debtor's rights or obligations hereunder.

14. Debtor shall be in default hereunder upon the occurrence of any of the following (each an "Event of Default"): (a) Debtor or any endorser, guarantor, surety, accommodation party or other person liable for the payment or performance of any of the Obligations ("Other Liable Party") fails to pay when due any sum due to Secured Party (whether hereunder or under any other Obligation to Secured Party) or to timely perform any obligation, covenant, term or provision of this Agreement or any other instrument and/or agreement now or hereafter existing between the parties, or there exists any Event of Default thereunder; (b) any warranty, representation or statement made to Secured Party by or on behalf of Debtor or any Other Liable Party is false in any respect when made or thereafter becomes false or is breached; (c) Debtor’s or any Other Liable Party’s death, dissolution, termination of existence, insolvency, business failure, assignment for the benefit of creditors, bulk transfer, proceeding under any bankruptcy or insolvency law, being declared judicially incompetent, voluntary or involuntary consent to the appointment of a receiver, trustee, conservator, liquidator or legal guardian for them or any or all of their property; (d) a default under any indebtedness of Debtor or any Other Liable Party or any event permitting the holder of any such indebtedness to accelerate the maturity thereof, whether or not such event is cured; (e) the Collateral becomes, in the sole judgment of Secured Party, unsatisfactory or insufficient in character or value; (f) Secured Party in good faith believes that the prospect of payment or performance of any of the Obligations or this Agreement is impaired; (g) any change in the management, operation, ownership or control of Debtor or any Other Liable Party; (h) any attachment, levy or execution against Debtor and/or any Other Liable Party that is not released within 48 hours; (i) Debtor’s or any Other Liable Party’s affairs so change as to, in Secured Party’s sole discretion, increase the credit risk involved and Secured Party thereby becomes insecure as to the performance of this Agreement or any other agreement with Debtor or such Other Liable Party; (j) Debtor shall incur, create, assume, cause or suffer to exist any mortgage, trust, lien, security interest, pledge, hypothecation or other encumbrance (other than Secured Party’s interest therein) or attachment or execution of any kind whatsoever upon, affecting or with respect to the Collateral, this Agreement, or any of Secured Party’s interests under this Agreement or any of the Obligations; (k) Debtor shall sell, pledge, assign, rent, lease, lend, destroy or otherwise transfer or dispose of any Collateral; (l) failure of Debtor to obtain or maintain insurance on the Collateral satisfactory to Secured Party in its sole discretion; or (m) any of the Obligations, this Agreement, the security interest or any provision hereof for any reason attributable to Debtor ceases to be in full force and effect or shall be declared to be null and void or the validity or enforceability thereof shall be contested by Debtor or Debtor shall deny that it has any further liability or obligation thereunder.

15. The term "Debtor" as used in this Agreement shall be construed as the singular or plural to correspond with the number of persons executing this instrument as Debtor. "Secured Party" and "Debtor" as used in this Agreement include the heirs, executors or administrators, successors, legal representatives, receivers, and assigns of those parties. If more than one person executes this Agreement as Debtor, their obligations under this Agreement shall be joint and several. Unless the context otherwise requires, terms used in this Agreement which are defined in the Uniform Commercial Code are used with the meaning as therein defined.

THIS WRITTEN AGREEMENT AND ALL OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. No termination, modification, waiver or amendment of or to this Agreement shall be effective unless in writing signed by Debtor and an officer of Secured Party. If any provision of this Agreement is rendered or declared invalid, illegal or ineffective by any existing or subsequently enacted legislation or decision of a court of competent jurisdiction, such legislation or decision shall only invalidate such provision to the extent so rendered or declared invalid, illegal or ineffective and shall not impair, invalidate or nullify the remainder of this Agreement which shall remain in full force and effect. THE PARTIES INTEND THAT THIS AGREEMENT AND EACH OF ITS TERMS BE VALID AND ENFORCEABLE AS WRITTEN AND, ACCORDINGLY, AGREE THAT THE VALIDITY AND ENFORCEABILITY OF THIS AGREEMENT AND EACH OF ITS TERMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DEBTOR’S LOCATION AS SET FORTH IN THIS AGREEMENT, OR, IF ONE OR MORE OF THE TERMS OF THIS AGREEMENT WOULD BE INVALID OR UNENFORCEABLE UNDER THE LAWS OF SUCH STATE, THE LAWS OF THE STATE OF SECURED PARTY’S LOCATION AS SET FORTH IN THIS AGREEMENT.

16. Any notice or demand to Debtor hereunder or in connection herewith may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof in the U.S. Mail, in writing, duly stamped and addressed to Debtor at the address set forth in this Agreement or at such other address of Debtor as Debtor shall have designated by notice in writing delivered to Secured Party. Actual notice to Debtor, however given or received, shall always be effective. DEBTOR, AS A MATERIAL INDUCEMENT FOR SECURED PARTY TO MAKE LOANS OR OTHER FINANCIAL ACCOMMODATIONS AVAILABLE TO DEBTOR, HEREBY: IRREVOCABLY DESIGNATES AND APPOINTS THE TEXAS SECRETARY OF STATE AS ATTORNEY-IN-FACT AND AGENT FOR DEBTOR AND IN DEBTOR'S NAME, PLACE AND STEAD TO ACCEPT SERVICE OF ANY PROCESS WITHIN THE STATE OF TEXAS; AGREES TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURT LOCATED IN TARRANT COUNTY, TEXAS, REGARDING ANY DISPUTE WITH SECURED PARTY OR ANY OF SECURED PARTY’S OFFICERS, DIRECTORS, EMPLOYEES OR AGENTS, INCLUDING WITHOUT LIMITATION ANY MATTER RELATING TO OR ARISING UNDER THIS OR ANY OTHER EXISTING OR FUTURE AGREEMENT WITH SECURED PARTY, PROVIDED THAT SECURED PARTY MAY BRING SUIT IN ANY OTHER COURT HAVING JURISDICTION; WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY SUCH ACTION OR PROCEEDING; WAIVES THE RIGHT TO TRANSFER THE VENUE OF ANY SUCH ACTION OR PROCEEDING; AND CONSENTS AND AGREES THAT SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING BROUGHT IN ACCORDANCE HEREWITH SHALL BE GOOD AND SUFFICIENT IF SENT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO DEBTOR AT DEBTOR’S ADDRESS AS PROVIDED HEREIN. THE PARTIES HEREBY WAIVE ANY AND ALL RIGHTS TO A JURY TRIAL OF ANY CLAIM, CAUSE OF ACTION, COUNTERCLAIM, CROSS-CLAIM, DEFENSE OR OFFSET INVOLVING DEBTOR, SECURED PARTY OR ANY OF SECURED PARTY’S OFFICERS, DIRECTORS, EMPLOYEES OR AGENTS, OR ANY PERSON CLAIMING ANY RIGHT OR INTEREST ACQUIRED FROM, THROUGH OR UNDER ANY OF THEM; AND DEBTOR FURTHER HEREBY WAIVES ANY AND ALL SPECIAL, EXEMPLARY, PUNITIVE AND CONSEQUENTIAL DAMAGES IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT AND/OR THE ACTS OR OMISSIONS OF SECURED PARTY OR ANY ASSIGNEE.

17. If Secured Party is for any reason compelled to surrender any payment received pursuant to any of the Obligations, because such payment is determined to be void or voidable as a preference, fraudulent transfer, impermissible set off or recoupment, a diversion of trust funds, or for any other reason, then such Obligation(s) shall be reinstated, if necessary and shall continue in full force notwithstanding any contrary action which Secured Party or Debtor may have taken in reliance upon such payment. Any such contrary action so taken shall be without prejudice to Secured Party’s rights under the Obligations and hereunder and shall be deemed to have been conditioned upon such payment having become final and irrevocable. The terms of paragraphs 1, 7, 10, 12, 13, 14 and 15 shall survive termination of this Agreement.

18. All agreements between Debtor and Secured Party, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand for payment or acceleration of maturity or otherwise, shall any interest contracted for, charged or received by Secured Party exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Secured Party in excess of the maximum lawful amount, the interest payable to Secured Party shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance Secured Party shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of any principal and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of any principal, such excess shall be refunded to Debtor. All interest paid or agreed to be paid to Secured Party shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of any principal (including the period of any renewal or extension) so that the interest for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between Debtor and Secured Party.

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DEBTORS:  Dawson Geophysical Company and Dawson Operating LLC, jointly and severally

Dawson Geophysical Company		Dawson Operating LLC, a subsidiary of
Dawson Geophysical Company

By:	/s/ Ian Shaw	By:	/s/ Ian Shaw
Name: Ian Shaw	Title: CFO	Name: Ian Shaw	Title: CFO

(Witness for all Makers)

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